MORGAN, LEWIS & BOCKIUS LLP

101 Park Avenue

New York, NY  10178

October 3, 2006

VIA EDGAR

Mr. Perry Hindin

Division of Corporation Finance

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:                               Danaos Corporation - Registration Statement on Form F-1 (Reg No. 333-137459)

Dear Mr. Hindin:

On behalf of our client, Danaos Corporation (the “Company”), we are filing herewith the Company’s responses to the comments set forth in the letter of the Staff of the U.S. Securities and Exchange Commission dated September 29, 2006 in respect of the Company’s Registration Statement on Form F-1 (the “Registration Statement”).  The Company has made the changes indicated in its response memorandum in Amendment No. 1 to the Registration Statement, which is being filed contemporaneously herewith.

On Tuesday, October 3, 2006, the Company intends to file its request for acceleration of the effectiveness of the Registration Statement to Thursday, October 5, 2006, in anticipation of the expected pricing of the offering on Thursday, October 5, 2006.

If you have any questions or comments regarding this matter, please contact me at (212) 309-6050.

Very truly yours,

/s/ Stephen P. Farrell

cc:	Danaos Corporation
Cravath, Swaine & Moore LLP
PricewaterhouseCoopers S.A.

Danaos Corporation

Responses to Comments

The following are the responses of the Registrant to the September 29, 2006 letter of the Staff of the Securities and Exchange Commission.  Page numbers refer to the prospectus included in Amendment No. 1 to the Registration Statement on Form F-1 filed herewith.  Where a change has been made in response to a comment, conforming changes have been made to similar disclosure elsewhere in the document.

Summary Consolidated Financial Data, page 7
Selected Consolidated Financial Data, page 36

1.                      Please expand the “per common share” section of the table to also include pro forma earnings per share giving effect to the number of IPO shares whose proceeds will be used to repay outstanding debt.  Provide footnote disclosure as to this calculation.  Pro forma earnings per share information should be presented for the most recent fiscal year and the subsequent interim period only.

The Company has revised the “Prospectus Summary—Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” sections of the Registration Statement to include the “per share” earnings disclosure referred to in the Staff’s comment.

2.                      As a related matter, we note the significance of the dividends paid in fiscal 2005.  If a distribution to owners is to be paid out of proceeds of the offering rather than from the current year’s earnings, SAB I-B-3 requires that pro forma per share data be presented for the most recent fiscal year and interim period, giving effect to the number of shares whose proceeds would be necessary to pay the dividend (when added to current year’s earnings).  For purposes of this SAB, a dividend declared in the latest year would be deemed to be in contemplation of the offering proceeds to the extent that the dividend exceeded earnings during the previous twelve months.  Please revise to include this information in Summary and Selected Financial Data and on the face of the historical income statements or advise.  The computation should be explained in accompanying footnotes.

The Company has revised the “Prospectus Summary—Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” sections of the Registration Statement as well as its consolidated financial statements included in the Registration Statement to include the disclosure referred to in the Staff’s comment.

Consent

3.                       We note that the consent refers to Athens, Greece while the auditor’s report refers to Piraeus, Greece.  We would generally expect the locations referenced in these documents to be identical in order to clearly indicate that both documents were issued by the same office.  Please revise or advise.

The Company advises the Staff that the reference in the audit report has been changed to Athens, Greece.

*****

The Company supplementally advises the Staff that it has revised the Registration Statement to state that the charters arranged in September 2006 with respect to the HN S4001, the HN S4002, the HN S4003, the HN S4004 and the HN S4005, include an option for the charterer, CMA-CGM, to purchase each vessel eight years after the commencement of the respective charters, which, based on the respective expected delivery dates for these vessels, is expected to fall in April 2017, June 2017, August 2017, October 2017 and December 2017, respectively, each for $78.0 million.  The option prices for the HN S4001, the HN S4002, the HN S4003, the HN S4004 and the HN S4005 are negotiated prices that are in excess of the straight line depreciated value of each vessel over the period of the charters.  All other terms and conditions of the chartering arrangements with respect to the HN S4001, the HN S4002, the HN S4003, the HN S4004 and the HN S4005 reflect market conditions and would not be different without the options.  The holder of the purchase options, CMA-CGM, is not involved with the construction of the vessels in any capacity.  The Company expects to recoup all initial costs associated with securing these chartering arrangements during the initial eight years of the charter term prior to the date on which it would be required to deliver any of these vessels pursuant to the exercise of the options.  The Company elected to enter into these transactions because each is expected to be accretive economically, since it has been structured to produce a significant return on equity over the initial eight-year period of the charters, if the option is exercised.  The $78.0 million purchase price for each vessel reflects an estimate of the fair market value of the vessel at the time the Company would be required to sell the vessel upon exercise of the option.  The Company cannot now predict whether these options will be exercised in 2017.

The Company supplementally advises the Staff that the purchase options with respect to these vessels resulted from isolated negotiations of the chartering arrangements with the charterer, CMA-CGM, and have not been sought by or offered to the Company’s other charter customers other than in negotiations with APL-NOL to charter the APL Holland, the APL Belgium, the APL Scotland and the APL England.